UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2013

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2013 Annual General Meeting of Shareholders held on April 25, 2013 (the “AGM”), the following items were voted upon:

(1)	Election of Directors
	Nominee			For	Withheld
	Class II Directors (two-year terms)
	Jonathan Christodoro			70,845,531	715,995
	Keith Cozza			70,846,227	715,299
	Class III Directors (three-year terms)
	Leroy T. Barnes, Jr.			70,212,129	1,349,397
	Richard P. Bermingham			70,542,379	1,019,147
	Jeffrey T. Dunn			70,020,704	1,540,822
(2)	Advise as to the Company’s Executive
	Compensation
	For	Against	Abstain
	61,228,606	9,043,450	1,289,471
(3)	Approve an amendment to the Company’s
	Amended and Restated Memorandum and Articles
	of Association to implement the annual
	election of directors
	For	Against	Abstain
	71,358,513	142,062	60,952

There were 14,058,506 broker non-votes in the election of directors and with respect to each of the two aforementioned proposals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

April 26, 2013	By:	Brett R. Chapman

Name: Brett R. Chapman
Title: Chief Legal Officer